UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2019

PACIFIC OAK RESIDENTIAL TRUST, INC.

(formerly known as Reven Housing REIT, Inc.)

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304
La Jolla, CA 92037

(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	RVEN	Nasdaq Capital Market

Introductory Note

This Current Report on Form 8-K is being filed by Pacific Oak Residential Trust, Inc. (formerly known as Reven Housing REIT, Inc.), a Maryland corporation (the “Company”), in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of August 30, 2019, as amended on September 20, 2019 and October 21, 2019 (as amended, the “Merger Agreement”), by and among the Company, SOR PORT Holdings, LLC, a Maryland limited liability company (“Parent”), and SOR PORT, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Merger Sub” and, together with the Company and Parent, the “Parties”).

Pursuant to the Merger Agreement, on November 4, 2019 (the “Closing Date”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, an indirect, wholly-owned subsidiary of KBS Strategic Opportunity REIT, Inc., a Maryland corporation (now known as Pacific Oak Strategic Opportunity REIT, Inc., “SOR”).

The Merger became effective (the “Effective Time”) on the date and time at which Articles of Merger with respect to the Merger (the “Articles of Merger”) were filed with, and accepted for record by, the Maryland State Department of Assessments and Taxation (the “SDAT”), as described in more detail below in Item 5.03 of this Current Report on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

The information provided in Items 3.02 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company, Parent and Merger Sub completed the Merger pursuant to the terms of the Merger Agreement. In the Merger, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $0.001 per share, of the Company (each, a “Share” and, collectively, the “Shares”) (excluding Unvested Company Restricted Stock Awards (as defined below)) issued and outstanding immediately prior to the Effective Time (other than Shares owned by Parent, Merger Sub or any other wholly-owned subsidiary of Parent) was cancelled and converted into the right to receive an amount in cash equal to approximately $5.13 per Share (without interest and subject to applicable withholding of taxes) (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each award in respect of Shares subject to vesting, repurchase or other lapse restriction granted under the Company’s Amended and Restated 2012 Incentive Compensation Plan (each, an “Unvested Company Restricted Stock Award”) that was outstanding immediately prior to the Effective Time became immediately and fully vested, all restrictions thereon lapsed, and such Unvested Company Restricted Stock Award was automatically converted into the right to receive an amount in cash (without interest thereon) equal to the product of the total number of Shares subject to such Unvested Company Restricted Stock Award and the Merger Consideration, subject to applicable withholding of taxes.

The foregoing description of the Merger and the Merger Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 3, 2019 and is incorporated herein by reference, as amended by the Amendment to the Agreement and Plan of Merger, dated as of September 20, 2019, by and among the Parties, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 20, 2019 and is incorporated herein by reference, and the Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 21, 2019, by and among the Parties, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 22, 2019 and is incorporated herein by reference.

On November 5, 2019, the Company issued a press release announcing the completion of the Merger and the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On November 4, 2019, in connection with the completion of the Merger, the Company notified NASDAQ Capital Markets (“NASDAQ”) of the completion of the Merger and requested that NASDAQ suspend trading in the Shares and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from NASDAQ and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the outstanding Shares. As a result, all Shares were removed from trading on NASDAQ prior to the beginning of trading on NASDAQ on November 4, 2019. Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act with respect to the Shares. Once such measures become effective, the Company will no longer be required to prepare and file public reports and will cease to file reports with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 5.03 of this Current Report on Form 8-K relating to the Articles Supplementary is incorporated by reference herein.

As previously reported, on October 23, 2019, the Company commenced an offering pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), of up to $15 million of its 6.0% Series A Cumulative Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), to its stockholders of record who are “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act). The offering of the Series A Preferred Stock (the “Offering”) expired at 5:00 p.m., Eastern Time, on October 31, 2019.

In connection with the Offering, on November 5, 2019, the Company entered into Series A Preferred Stock Purchase Agreements (each, a “Purchase Agreement” and, collectively, the “Purchase Agreements”) with certain accredited investors (collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell a total of 15,000 shares of Series A Preferred Stock to the Purchasers at a price of $1,000 per share of Series A Preferred Stock, for total gross proceeds of $15 million.

The closing under the Purchase Agreements occurred on November 5, 2019 following the completion of the Merger.

The foregoing description of the Purchase Agreements is only a summary and is qualified in its entirety by reference to the complete text of the form of Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The terms of conversion and other material terms of the Series A Preferred Stock have been previously disclosed in a press release attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 23, 2019, which is incorporated by reference herein.

The shares of Series A Preferred Stock offered and sold to the Purchasers in the Offering have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The shares of Series A Preferred Stock were offered and sold to the Purchasers, all of whom are accredited investors, in reliance upon exemptions from registration pursuant to Rule 506(c) of Regulation D promulgated under Section 4(a)(2) under the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

At the Effective Time, each outstanding Share was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

At the Effective Time, as a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of consideration payable to the holders of Shares in connection with the Merger was approximately $56,628,720.81. The funds used by Parent to consummate the Merger and complete the other transactions contemplated by the Merger Agreement came from equity contributions made, directly or indirectly, to Parent by SOR and the Company’s cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Pursuant to the Merger Agreement, each of Chad M. Carpenter, Jon Haahr, Richard P. Imperiale, Xiaofan Bai, Xiaohang Bai, Yifeng Huang, Xinghua Wang and Zhen Luo resigned as a director of the Company, effective as of the Effective Time. These resignations were in connection with the Merger and not due to any disagreement with the Company on any matter.

Pursuant to the Merger Agreement, Parent has designated Keith Hall and Peter McMillan to become the directors of the Company as of the Effective Time.

In connection with the Merger, Chad M. Carpenter, the Company’s President and Chief Executive Officer, and Thad L. Meyer, the Company’s Chief Financial Officer, Chief Operating Officer and Secretary, ceased to be employed by the Company, effective as of November 4, 2019.

Pursuant to the Merger Agreement, each of Messrs. Carpenter and Meyer entered into a Termination and Release Agreement, effective as of November 4, 2019, with the Company (collectively, the “Termination Agreements”), pursuant to which the Company has agreed to pay Messrs. Carpenter and Meyer lump-sum severance payments of $2,084,505 and $1,270,011, respectively. As a condition of receiving the severance payments under their respective Termination Agreements, each of Messrs. Carpenter and Meyer has executed a release of claims in favor of the Company.

In connection with the termination of their respective employment, Messrs. Carpenter and Meyer have agreed to waive an amount in cash equal to $551,936 and $110,387, respectively, that they would otherwise have been entitled to receive as severance under their applicable Termination Agreements as a result of the termination of their employment in connection with the Merger.

The foregoing information contained in this Item 5.02 relating to the Termination Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Termination Agreements attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On November 4, 2019, the Company filed with the SDAT the Articles of Merger to effectuate the Merger under Maryland law and to change the name of the Company from “Reven Housing REIT, Inc.” to “Pacific Oak Residential Trust, Inc.” The Articles of Merger became effective on November 4, 2019. A copy of the Articles of Merger is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Pursuant to the Merger Agreement, as of the Effective Time, the charter of the Company as in effect immediately prior to the Effective Time was amended as part of the Merger, as set forth in Exhibit A to the Articles of Merger. Immediately after the Effective Time, the bylaws of the Company were amended and restated.

The foregoing information contained in this Item 5.03 relating to the amendment to the Company’s charter and amendment and restatement of the Company’s bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the amendment to the Company’s charter and amended and restated bylaws attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Also on November 4, 2019, following the Effective Time, the Company filed with the SDAT the Articles Supplementary setting forth the rights, preferences, privileges and voting powers of the Series A Preferred Stock (the “Articles Supplementary”), as previously described in the press release attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 23, 2019, which is incorporated by reference herein. The Articles Supplementary became effective upon filing. A copy of the Articles Supplementary is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2019, by and among Reven Housing REIT, Inc., SOR PORT Holdings, LLC and SOR PORT, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2019)

2.2	Amendment to the Agreement and Plan of Merger, dated as of September 20, 2019, by and among Reven Housing REIT, Inc., SOR PORT Holdings, LLC and SOR PORT, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 20, 2019)

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 21, 2019, by and among Reven Housing REIT, Inc., SOR PORT Holdings, LLC and SOR PORT, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2019)

3.1*	Articles of Merger of Reven Housing REIT, Inc. and SOR PORT, LLC

3.2*	Amended and Restated Bylaws of Reven Housing REIT, Inc.

3.3*	Articles Supplementary for 6.0% Series A Cumulative Convertible Redeemable Preferred Stock

10.1*	Form of Series A Preferred Stock Purchase Agreement

10.2*	Termination and Release Agreement, effective as of November 4, 2019, between Chad Carpenter and Reven Housing REIT, Inc.

10.3*	Termination and Release Agreement, effective as of November 4, 2019, between Thad Meyer and Reven Housing REIT, Inc.

99.1	Press Release dated October 23, 2019 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2019)

99.2*	Press Release dated November 5, 2019

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Oak Residential Trust, Inc. (formerly known as Reven Housing REIT, Inc.)

/s/ T. Jeremiah Healey
T. Jeremiah Healey,
Vice President

Dated: November 5, 2019